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                                               Under 17 C.F.R. Sections 200.80,
                                               200.83 and 230.406.


                                                                   EXHIBIT 10.42

                          FIRST AMENDMENT TO AGREEMENT

        THIS FIRST AMENDMENT (the "First Amendment") to the Agreement by and between N.V. ORGANON, Molenstraat 110, P.O. Box 20, 5340 BH Oss, the Netherlands (hereinafter referred to as "Organon"), and SIGNAL PHARMACEUTICALS, INC., 5555 Oberlin Drive, San Diego, California 92121, USA (hereinafter referred to as "Signal"), dated as of July 30, 1996 (the "Agreement") is entered into as of March 17, 1998 (the "First Amendment Date"). Capitalized terms used but not otherwise defined in this First Amendment shall have the meanings given such terms in the Agreement.

                                    RECITALS

        WHEREAS, Organon and Signal entered into the Agreement to collaborate in the discovery and development of new assays for the targets selected as provided in the Agreement; and

        WHEREAS, Organon and Signal wish to amend the Agreement in the manner set forth in this First Amendment and otherwise to provide for certain agreements by the parties as set forth herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. AMENDMENT AND RESTATEMENT OF SECTION 3. The first and second paragraphs of
Section 3 of the Agreement are hereby amended and restated in their entirety as follows:

        "3.    TARGET RESEARCH.

               The Target Research shall commence upon the Effective Date and shall continue for three years thereafter, extendible for up to two additional years under substantially the same FTE funding and other terms as are set forth herein, with mutual consent. If the milestone described in Exhibit B is not met within [***] after the First Amendment Date, Organon at its sole discretion may forthwith terminate the Target Research by written notice effective as of the [***]. If the milestone described in Exhibit C is not met within [***] after the First Amendment Date, Organon at its sole discretion may terminate the Target Research effective as of the end of the [***] following the First Amendment Date. For purposes of this Agreement, the "Research Term" shall be the period from the Effective Date until the Target Research expires or is terminated pursuant to this Article 3. Under the Target Research


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        Signal shall use reasonable efforts to deliver up to [***] Research
        Assays to Organon.

               If Organon elects to terminate the Target Research (a) as of the [***] as provided above or (b) prior to receiving the [***] and paying the first milestone under Section 3.2.1(a), whichever is earlier, then this Agreement and all licenses granted hereunder shall terminate, except that the provisions listed in Section 9.3(b) shall survive. Otherwise, this Agreement shall survive termination or expiration of the Target Research."

2. AMENDMENT AND RESTATEMENT OF SECTION 3.4. Section 3.4 of the Agreement is hereby amended and restated in its entirety as follows:

        "3.4.  LICENSES AND OPTION RIGHTS

                      3.4.1. Subject to the terms and conditions of this Agreement, Signal hereby grants to Organon a worldwide, non-exclusive license, during the Research Term only, under the Signal Technology within the Target Research Field to conduct research in accordance with the Research Plan.

                      3.4.2. Subject to the terms and conditions of this Agreement, Signal hereby grants to Organon a worldwide, exclusive (except as to Signal) license to use any cell lines which are developed in the conduct of the Target Research (whether solely by Signal or jointly by the parties) for Organon's internal research purposes during the term of this Agreement. Notwithstanding any other provision of this Agreement, Organon shall not have the right to sublicense the rights granted under this Section 3.4.2 to any third party without the prior written consent of Signal, which consent may be given or withheld in Signal's sole discretion; provided, however, that Organon may, without Signal's prior written consent, sublicense such rights to an Affiliate of Organon that is controlled by Organon. The parties hereby acknowledge that Signal retains the right to use the cell lines licensed hereunder for any purpose.

                      3.4.3. Subject to the terms of this Agreement, Signal hereby grants to Organon a worldwide, exclusive license, for the period following the end of the Research Term until this Agreement expires or is terminated, to use the Signal Compounds and under the Research Assay Patents, Gene/gen product Patents and Compound Patents to research, develop, make, have made, use and sell Organon Products; provided, however, that any compound from any source that is useful for the [***] shall be specifically excluded from


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        the scope of the foregoing license. If, however, a compound has been selected in the Target Research Field that potentially is [***], the parties shall negotiate in good faith, together with any of Signal's licensee(s) in such field, a possible extension of the foregoing license with regard to such compound.

                      3.4.4. Subject to the terms of this Agreement, Signal hereby grants to Organon a worldwide, non-exclusive license, for the period following the end of the Research Term until this Agreement expires or is terminated, to use the Signal Technology and Signal Technology Patents for any purpose in the Target Research Field.

                      3.4.5. Except as set forth in Section 3.4.2 above, Organon shall have the right to grant sublicenses under its exclusive license rights, with the prior written consent of Signal, not to be unreasonably withheld; provided that such consent shall not be required for sublicenses to Organon's Affiliates."

 3. AMENDMENT AND RESTATEMENT OF RESEARCH PLAN. The Research Plan is hereby amended and restated in its entirety as attached hereto.

 4. AMENDMENT AND RESTATEMENT OF EXHIBIT B. Exhibit B of the Agreement is hereby amended and restated in its entirety as attached hereto.

 5. FULL FORCE AND EFFECT. Except as specifically amended by this First Amendment, the terms and conditions of the Agreement shall remain in full force and effect.

 6. GOVERNING LAW. This First Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

 7. COUNTERPARTS. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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        IN WITNESS WHEREOF, the parties have executed this First Amendment on the day and year first written above.


N.V. ORGANON                                       SIGNAL PHARMACEUTICALS, INC.


By:    [SIG]                                       By:   [SIG]
   --------------------------                         --------------------------

Title: Managing Director R&D                       Title:  E.V.P.
      -----------------------                            -----------------------

By:   [SIG]
   --------------------------

Title:  Director Research
      -----------------------
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ORGANON-SIGNAL                                                RESEARCH OUTLINE

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ORGANON-SIGNAL                                                  RESEARCH OUTLINE
                                  CONFIDENTIAL
================================================================================
                                                                       EXHIBIT B

                                 Project Goals


[***]


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